Exhibit 10.11

EXECUTION VERSION

FIRST REFINANCING AMENDMENT dated as of February 21, 2017 (this “Amendment”), to the Credit Agreement (as defined below) among Zuffa Guarantor, LLC, as Holdings (“Holdings”), UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”).

RECITALS

A. Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent, are party to that certain First Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Credit Agreement permits the Borrower to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment.

C. On the First Refinancing Amendment Effective Date (as defined below), the Borrower intends to (i) incur additional Term Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $1,371,562,500 (any such resulting Term Loans, the “Term B Loans”) and (ii) use the proceeds of the Term B Loans to repay all Term Loans outstanding immediately prior to the First Refinancing Amendment Effective Date (the “Original Term Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.

D. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term B Loans (each such Person who is a Term Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B Lender”; each such Person who is not a Continuing Term B Lender, an “Additional Term B Lender”; and each Continuing Term B Lender and Additional Term B Lender, a “Term B Lender”) has agreed to provide a commitment (the “Term B Commitment”) in the amount set forth next to its name on a schedule on file with the Administrative Agent that is approved by the Borrower (the “First Refinancing Amendment Allocation Schedule”) (or to convert all (or such lesser amount as the First Refinancing Amendment Arranger may allocate) of its Original Term Loans into Term B Loans (such converted Term B Loans, the “Converted Term Loans” and any such conversion of Original Term Loans into Term B Loans being referred to herein as a “First Refinancing Conversion”)). Any Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment that is not a Term B Lender is referred to herein as an “Exiting Term Lender”. In the event that any Lender is a Continuing Term B Lender but receives an allocation of Term B Loans in amount less than the amount of its Original Term Loans, such Lender shall be considered an Exiting Term Lender with respect to the difference between the amount of its Original Term Loans and the allocated amount of its Term B Loans.

E. KKR Capital Markets LLC is the sole lead arranger and sole bookrunner for this Amendment and the Term B Loans (the “First Refinancing Amendment Arranger”).

F. In order to effect the foregoing, Holdings, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Term B Loans, which is subject to the approval of Holdings, the Borrower, the Administrative Agent and the Term B Lenders, which will become effective only on the First Refinancing Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrower, the Term B Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Term B Commitments. (a) Subject to the terms and conditions set forth herein, on the First Refinancing Amendment Effective Date, each Additional Term B Lender agrees to fund a Term B Loan in a principal amount not exceeding such Additional Term B Lender’s Term B Commitment set forth on the First Refinancing Amendment Allocation Schedule.

(b) Subject to the terms and conditions set forth herein, on the First Refinancing Amendment Effective Date, each Continuing Term B Lender agrees to convert all (or such lesser amount as the First Refinancing Amendment Arranger may allocate) of its Original Term Loans into Converted Term Loans. Without limiting the generality of the foregoing, each Continuing Term B Lender shall have a commitment to acquire by First Refinancing Conversion Converted Term Loans in the amounts of Original Term Loans then held by such Continuing Term B Lender. Each party hereto acknowledges and agrees that notwithstanding any such First Refinancing Conversion, each such Continuing Term B Lender shall be entitled to receive payment on the First Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Term Loans.

(c) Each Lender, by delivering its signature page to this Amendment and funding, or converting its Original Term Loans into, Term B Loans on the First Refinancing Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the First Refinancing Amendment Effective Date. The commitments of the Term B Lenders are several, and no Term B Lender shall be responsible for any other Term B Lender’s failure to make Term B Loans.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the First Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the Term B Commitments shall constitute “Term Commitments” and “Other Term Commitments”, (ii) the Term B Loans shall constitute “Term Loans” and “Other Term Loans” and (iii) each Term B Lender shall become an “Additional Term Lender”, “Additional Lender”, a “Term Lender” and a “Lender” (if such Term B Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a Term B Loan, a Term Loan).

(e) The Original Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 2.16 of the Credit Agreement)) with the proceeds of the Term B Loans and other funds available to the Borrower. The Borrower shall, on the First Refinancing Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the First Refinancing Amendment Effective Date, all interest, fees and other amounts accrued to the First Refinancing Amendment Effective Date with respect to the Original Term Loans, whether or not such Original Term Loans are converted pursuant to Section 1.02(b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term B Lender) waives any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(g) The obligation of each Term B Lender to make Term B Loans on the First Refinancing Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Term B Loans and the repayment in full of the Original Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the First Refinancing Amendment Effective Date, and the Term B Lenders shall have received a certificate of a Responsible Officer dated the First Refinancing Amendment Effective Date to such effect.

(ii) The Administrative Agent shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties and (ii) Lewis Roca Rothgerber Christie LLP, special Nevada counsel for the Loan Parties, in each case, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent. The Borrower hereby requests each such counsel to deliver such opinion.

(iii) The Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Borrower and Holdings and (ii) a closing certificate executed by a Responsible Officer of each of the Borrower and Holdings dated the First Refinancing Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Credit Agreement, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each of the Borrower and Holdings and attaching (A) a true and complete copy of the certificate of incorporation of each of the Borrower and Holdings, including all amendments thereto, as in effect on the First Refinancing Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of each of the Borrower and Holdings as in effect on the First Refinancing Amendment Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the Board of Directors, of each of the Borrower and Holdings authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iv) A certificate of Holdings on behalf of each Loan Party (other than the Borrower), dated the First Refinancing Amendment Effective Date and executed by a Responsible Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Effective Date to the documents delivered on the Effective Date pursuant to clauses (i), (ii) and (iii) of Section 4.01(d) of the Credit Agreement.

(v) The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Term B Lenders make the Term B Loans to the Borrower on the First Refinancing Amendment Effective Date.

(vi) The Administrative Agent and the First Refinancing Amendment Arranger shall have received all documentation at least three Business Days prior to the First Refinancing Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the First Refinancing Amendment Effective Date and that the Administrative Agents or the First Refinancing Amendment Arranger have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and antimoney laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(vii) The conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(viii) Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the First Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01(or, to the extent applicable, are hereby amended and restated in their entirety):

“First Refinancing Conversion” has the meaning assigned thereto in the First Refinancing Amendment.

“Converted Term Loans” has the meaning assigned thereto in the First Refinancing Amendment.

“First Refinancing Amendment” means the First Refinancing Amendment to this Agreement dated as of February 21, 2017, among Holdings, the Borrower, the Term B Lenders party thereto and the Administrative Agent.

“First Refinancing Amendment Allocation Schedule” shall mean the schedule on file with the Administrative Agent and approved by the Borrower setting forth the name of each Term B Lender and, next to such name, the amount of Term B Loans to be made to the Borrower in Dollars by such Term B Lender on the First Refinancing Amendment Effective Date.

“First Refinancing Amendment Arranger” means KKR Capital Markets LLC.

“First Refinancing Amendment Effective Date” has the meaning assigned thereto in the First Refinancing Amendment.

“First Refinancing Amendment Reaffirmation Agreement” means the Reaffirmation Agreement dated as of February 21, 2017, among Holdings, the subsidiaries of Holdings party thereto, the Administrative Agent and the Collateral Agent.

“Original Term Loans” has the meaning assigned thereto in the First Refinancing Amendment.

(ii) Schedule 2.01(a) is hereby deleted from the Credit Agreement.

(iii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ (a) with respect to any Term Loan, (A) 2.25% per annum in the case of an ABR Loan or (B) 3.25% per annum in the case of a Eurocurrency Loan”

(iv) The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “,First Refinancing Amendment Reaffirmation Agreement” after the text “the Mortgages” appearing in such definition.

(v) The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Commitment” means, with respect to each Term Lender, its obligation to make a Term Loan to the Borrower pursuant to the First Refinancing Amendment (including pursuant to a First Refinancing Conversion of Original Term Loans of such Term Lender) in an aggregate amount not to exceed the amount set forth on the First Refinancing Amendment Allocation Schedule or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the First Refinancing Amendment Effective Date the initial aggregate amount of the Term Commitments is $1,371,562,500.”

(vi) The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means a Term Loan made pursuant to clause (a) of Section 2.01 and Other Term Loans (including a Term B Loan constituting Credit Agreement Refinancing Indebtedness thereof made pursuant to, and as defined in, the First Refinancing Amendment (including Converted Term Loans as defined herein)).”

(vii) Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Loan Borrowings on the last day of each March, June, September and December (commencing on March 31, 2017) in the principal amount of Term Loans equal to (i) the aggregate outstanding principal amount of Term Loans on the First Refinancing Amendment Effective Date (after giving effect to the First Refinancing Amendment) multiplied by (ii) 0.25%; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(viii) Clause (a)(i) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the immediately succeeding proviso); provided that in the event that, on or prior to the six month anniversary of the First Refinancing Amendment Effective Date, the Borrowers (i) makes any prepayment of Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1% of the principal amount of the Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

SECTION 1.04. Amendment Effectiveness. This Amendment shall become effective as of the first date (the “First Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent and the First Refinancing Amendment Arranger (or their counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) each Term B Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the making of the Term B Loans set forth in Section 1.02(g) hereof (other than clause (vii) thereof) shall have been satisfied.

(c) The Borrower shall have obtained Term B Commitments in an aggregate amount equal to $1,371,562,500. The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full (i) all of the Original Term Loans (giving effect to any First Refinancing Conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Original Term Loans (including any such Original Term Loans that will be converted to Term B Loans on the First Refinancing Amendment Effective Date) and (iii) to the extent invoiced, any amounts payable to the Persons that are Exiting Term Lenders immediately prior to the First Refinancing Amendment Effective Date pursuant to Section 2.16 of the Credit Agreement, such payments to be made with the cash proceeds of the Term B Loans to be made on the First Refinancing Amendment Effective Date and other funds available to the Borrower.

(d) The Administrative Agent and the First Refinancing Amendment Arranger shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least one Business Day prior to the First Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the First Refinancing Amendment Arranger.

(e) The Borrower shall have paid to the First Refinancing Amendment Arranger the fees in the amounts previously agreed in writing to be received on the First Amendment Refinancing Effective Date.

The Administrative Agent shall notify the Borrower, the Term B Lenders and the other Lenders of the First Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the Term B Lenders hereunder to make Term B Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(e) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on February 21, 2017

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Term B Lenders, and the Administrative Agent that, as of the First Refinancing Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Refinancing Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the First Refinancing Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the First Refinancing Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the First Refinancing Amendment Effective Date.

(d) On the First Refinancing Amendment Effective Date, immediately after the consummation of the transactions contemplated under this Amendment to occur on the First Refinancing Amendment Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to such transactions, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Refinancing Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) For U.S. federal income tax purposes, the Borrower, each Lender and the Administrative Agent shall treat the Term B Loans (including the Converted Term Loans) held by the Continuing Term B Lenders as fungible with the Term B Loans held by the Additional Term B Lenders.

(c) On and after the First Refinancing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the First Refinancing Amendment Arranger for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the First Refinancing Amendment Arranger.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

ZUFFA GUARANTOR, LLC

BY	/s/ Andrew Schleimer
NAME: Andrew Schleimer
TITLE: Authorized Signatory

UFC HOLDINGS, LLC

BY	/s/ Andrew Schleimer
NAME: Andrew Schleimer
TITLE: Authorized Signatory

[Signature Page to Repricing Amendment]

GOLDMAN SACHS BANK USA, as
Administrative Agent

BY	/s/ Gabriel Jacobson
Name: Gabriel Jacobson
Title: Authorized Signatory

[Signature Page to Repricing Amendment]

KKR CORPORATE LENDING LLC, as an Additional Team Lender

BY	/s/ Cade Thompson
Name: Cade Thompson
Title: Authorized Signatory

[Signature Page to Repricing Amendment]

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

2006 Barron Hilton Charitable Remainder Unitrust, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

3i GLOBAL FLOATING RATE INCOME LIMITED, as a Lender
By: 3i Debt Management US LLC, as the US Investment Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

3i US Senior Loan Fund, L.P., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

A Voce CLO, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ACE American Insurance Company, as a Lender

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Adams Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Adirondack Park CLO Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AEGIS Electric and Gas International Services, Ltd., as a
Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AGF Floating Rate Income Fund, as a Lender

By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18,2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, Series 2014-A, as a Lender
By: Allstate Investment Management Company,
As Collater Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Mark D. Pittman
Mark D. Pittman
Authorized Signatory

Name of Fund Manager (if any): Allstate Investment Management Company, as Collateral Manager

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect ofthe Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, Series 2015-A,
as a Lender
By: Allstate Investment Management Company,
As Collateral Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Mark D. Pittman
Mark D. Pittman
Authorized Signatory

Name of Fund Manager (if any): Allstate Investment Management Company, as Collateral Manager

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18,2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Allstate Insurance Company, as a Lender

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Mark D. Pittman
Mark D. Pittman
Authorized Signatory

Name of Fund Manager (if any): N/A

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

FCP ACM US Loans Fund
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a	second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

AXA IM LOAN LIMITED
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

AXA UK LEVERAGED LOANS
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

FCP Columbus Diversified Leveraged Loans
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of:

FCP Columbus Global Debt Fund
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

AXA Germany Leveraged Loans Fund as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

MATIGNON DERIVATIVES LOANS as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA 1M Paris SA, for and on behalf of :

MATIGNON LEVERAGED LOANS LIMITED
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

MATIGNON LOANS FUND as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

FCP Sogecap Diversified Loans Funds
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of :

ALLEGRO CLO IV Limited
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of :

ALLEGRO CLO I, Ltd
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of :

ALLEGRO CLO II, Ltd as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of :

ALLEGRO CLO III, Ltd
as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AMADABLUM US Leveraged Loan Fund a Series Trust of
Global Multi Portfolio Investment Trust, as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Bankers Insurance Company - Florida
as a Lender (type name of the legal entity)

By:	/s/ Michael Feeney
Name: Michael Feeney
Title: S.V.P.

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Century Capital Portfolios, Inc. - AC Alternatives Income Fund, as a Lender By: Bain Capital Credit, LP as Subadvisor

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American General Life Insurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Home Assurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 2012-1, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment
Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 2013-1, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 3, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 4, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 5, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 6, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 7, Ltd., as a Lender

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 8, Ltd., as a Lender

By: Anchorage Capital Group, L.L.C., its Collateral

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anchorage Capital CLO 9, Ltd., as a Lender

By: Anchorage Capital Group, L.L.C., its Collateral

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Anchorage Capital Group, L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Annisa CLO, Ltd., as a Lender

By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Aon Hewitt Group Trust - High Yield Plus Bond Fund, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XII, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XIV, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XIX, as a Lender

BY: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XV, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XVI, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XVII, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XVIII, as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XX, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXI, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXII, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXIII, as a Lender

By:	Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXIV, as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXV, as a Lender

By:	Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD., as a Lender BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares Institutional Credit Fund, LP, as a Lender

By:	Ares Institutional Credit GP LLC,
its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares Institutional Loan Fund B.V., as a Lender

BY:	Ares Management Limited, as manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares Senior Loan Trust, as a Lender

BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its
General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XL CLO Ltd., as a Lender

By:	Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLI CLO Ltd., as a Lender

By:	Ares CLO Management II LLC, as Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXIX CLO LTD., as a Lender

By: Ares CLO Management XXIX, L.P., its Asset Manager
By:	Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXV CLO LTD., as a Lender

BY: Ares CLO Management XXV, L.P., its Asset Manager
By:	Ares CLO GP XXV, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXVI CLO LTD., as a Lender

BY: Ares CLO Management XXVI, L.P., its Collateral Manager
By:	Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXVII CLO LTD., as a Lender

By: Ares CLO Management XXVII, L.P., its Asset
Manager

By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XXVIII CLO LTD., as a Lender

By: Ares CLO Management XXVIII, L.P., its Asset
Manager

By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXI CLO Ltd., as a Lender

By: Ares CLO Management XXXI, L.P., its Portfolio
Manager
By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXII CLO Ltd., as a Lender

By: Ares CLO Management XXXII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIII CLO Ltd., as a Lender

By: Ares CLO Management XXXIII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIV CLO Ltd., as a Lender

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIX CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXV CLO Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXVII CLO Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXVIII CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Associated Electric & Gas Insurance Services Limited, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Aston Hill Voya Floating Rate Income Fund, as a Lender

By: Voya Investment Management Co. LLC,
as its portfolio advisor

By:	/s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATRIUM IX, as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Atrium X, as a Lender

BY: By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATRIUM XI, as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Atrium XII, as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AustralianSuper, as a Lender

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AUSTRALIANSUPER, as a Lender

By: Credit Suisse Asset Management, LLC, as sub-
advisor to Bentham Asset Management Pty Ltd. in its
capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVAW, as a Lender

BY: INTERNATIONALE
KAPITALANLAGEGESELLSCHAFT mbH
acting for account of AVAW

Represented by: Oak Hill Advisors, L.P.
As Fund Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point II CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point III CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point IV CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point V CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point VI CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point VII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVIVA STAFF PENSION SCHEME, as a Lender

BY: Ares Management Limited, its Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avoca Credit Opportunities plc

, as a Lender: Avoca Credit Opportunities plc

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS 2000 PENSION PLAN TRUSTEES LIMITED, as a Lender

BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS PENSION FUNDS CIF TRUSTEES LIMITED, as a Lender

BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit (Australia) Pty Ltd in its capacity as trustee of QCT, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as a Lender
By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (FSS), L.P., as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (TCCC), L.P., as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Rio Grande FMC, L.P., as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Senior Loan Fund Public Limited Company, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL SENIOR LOAN FUND, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BARLCAYS BANK PLC,
as a Lender

By:	/s/ Keith Baldrey
Name: Keith Baldrey
Title: Authorized Signatory

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO IX Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ Maureen Turk
Name: Maureen Turk
Title: Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO V Ltd., as a Lender

By: BRIGADE CAPITAL MANAGEMENT, LP as
Collateral Manager

By:	/s/ Maureen Turk
Name: Maureen Turk
Title: Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VI Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ Maureen Turk
Name: Maureen Turk
Title: Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VII Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ Maureen Turk
Name: Maureen Turk
Title: Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VIII Ltd., as a Lender

By: BRIGADE CAPITAL MANAGEMENT, LP
as Collateral Manager

By:	/s/ Maureen Turk
Name: Maureen Turk
Title: Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BayernInvest Alternative Loan-Fonds, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name: Mark Haak
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BCBSM, Inc., as a Lender

BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO I, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO II, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO III, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IX, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO V, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VI, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VII, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VIII, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO X, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as a Lender
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Betony CLO, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Birchwood Park CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2013-1 Ltd., as a Lender

By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2014-1 Ltd., as a Lender

By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2016-1 Ltd., as a Lender

By: Black Diamond CLO 2016-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone / GSO Long-Short Credit Income Fund, as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone / GSO Senior Floating Rate Term Fund, as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone / GSO Senior Loan Portfolio, as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKSTONE HARRINGTON PARTNERS L.P., as a Lender

By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKSTONE/GSO STRATEGIC CREDIT FUND, as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blue Cross of California, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blue Hill CLO, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2012-2 Ltd, as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-1 LTD., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-2 LTD., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-1 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-3 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-4, Ltd., as a Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-2, Ltd., as a Lender

BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-3 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BOC Pension Investment Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bower 1 LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Mitesh Bhakta
	Name:	Mitesh Bhakta
	Title:	Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bowman Park CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bristol Park CLO, Ltd, as a Lender

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brookside Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Burnham Park CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Public Employees’ Retirement System, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California State Teachers’ Retirement System, as a Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2014-1, Ltd., as a Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2014-2, Ltd., as a Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2015-1, LTD., as a Lender

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2016-1, Ltd., as a Lender

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2016-2, Ltd., as a Lender

Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CARE Super, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-3, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-2, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE CLO 2013, LTD., as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE II, LTD., as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE III, LTD., as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE IV, LTD., as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catholic Health Initiatives Master Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Bain Capital
	Name:	Bain Capital
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO II, as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO III, Ltd., as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO IV, Ltd., as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavello Bay Reinsurance Limited, as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM Funding 2016-1 LLC, as a Lender (type name of the legal entity)

By:	/s/ John Garret
	Name:	John Garret
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 17 Limited, as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 18 Limited, as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 19 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 20 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 21 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 22 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 23 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 24 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2013-1, Ltd.,
as a Lender

By:	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP CLO 2013-1, Ltd.,

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2014-1, Ltd., as a Lender

By:	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP CLO 2014-1, Ltd.,

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CHI Operating Investment Program L.P., as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Christian Super, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-I, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-III, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-III, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-V, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-I, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-III, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-IV, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-V, Ltd, as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2016-I, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Interim Funding IX, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Senior Secured Corporate Loan Master Fund Ltd., as a Lender

By: CIFC Asset Management LLC, its Adviser

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Citi Loan Funding ADGM Funding LLC,, as a Lender

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

City National Rochdale Fixed Income Opportunities Fund, as a Lender

By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

City of New York Group Trust, as a Lender

BY: Voya Investment Management Co. LLC as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cole Park CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Funds Variable Series Trust II - Variable Portfolio-Eaton Vance Floating-Rate Income Fund, as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT, as a Lender
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Community Insurance Company, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COPPERHILL LOAN FUND I, LLC, as a Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Covenant Credit Partners CLO II, LTD, as a Lender (type name of the legal entity)

By:	/s/ Marc Boatwright
	Name:	Marc Boatwright
	Title:	Managing Partner

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DOLLAR SENIOR LOAN FUND, LTD., as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credit Suisse Loan Funding LLC, as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE NOVA (LUX), as a Lender

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co- Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only), as a Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credos Floating Rate Fund LP, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CSAA Insurance Exchange, as a Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien

Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cumberland Park CLO Ltd., as a Lender

By: GSO /Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien

Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Deirdre Cesario
	Name:	Deirdre Cesario
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Hoi Yeun Chin
	Name:	Hoi Yeun Chin
	Title:	Assistant Vice President

Name of Fund Manager (if any): NA

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Diversified Credit Portfolio Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dorchester Park CLO Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DL Blue
Diamond Fund, LLC, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: Louisiana
State Employees’ Retirement System, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Driehaus Capital Management Active Income Fund
as a Lender (type name of the legel entity)

By:	/s/ John P. Khym
	Name:	John P. Khym
	Title:	Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dunham Corporate/Government Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dunham Floating Rate Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating Rate Portfolio, as a Lender

BY: Boston Management and Research as Investment
Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating-Rate Income Plus Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating-Rate Income Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Institutional Senior Loan Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender
BY:Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Limited Duration Income Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Senior Floating-Rate Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Senior Income Trust, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Short Duration Diversified Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance VT Floating-Rate Income Fund, as a Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Electronic Data Systems 1994 Pension Scheme, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Electronic Data Systems Retirement Plan, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Emerson Park CLO Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Employees’ Retirement System of the State of Hawaii, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Employees’ Retirement System of the State of Rhode Island, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INDEMNITY COMPANY, as a Lender

By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INSURANCE EXCHANGE, as a Lender

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2016-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager,
as a Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund,
as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ________

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust,
as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Central Investment Portfolios LLC: Fidelity
Floating Rate Central Fund,
as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Income Fund: Fidelity Total Bond Fund,
as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor, as a Lender

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FlAM LLC as Investment Manager, as a Lender

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FlAM Leveraged Loan, LP

By: FlAM LLC as Investment Manager, as a Lender

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FlAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee, as a Lender

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FIGUEROA CLO 2013-2, LTD, as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

Name of Fund Manager (if any): Trust Company of the West

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Figueroa CLO 2014-1, Ltd., as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Name of Fund Manager (if any): Trust Company of the West

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Finn Square CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FirstEnergy System Master Retirement Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Flagship CLO VIII Ltd, as a Lender

BY: Deutsche Investment Management Americas Inc.,
As Interim Investment Manager

By:	/s/ Shameem Kathiwalla
Name: Shameem Kathiwalla
Title: Director

By:	/s/ Thomas V. Kirby
Name: Thomas V. Kirby
Title: Director, Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Flagship VII Limited, as a Lender

BY: Deutsche Investment Management Americas Inc.,
As Investment Manager

By:	/s/ Shameem Kathiwalla
Name: Shameem Kathiwalla
Title: Director

By:	/s/ Thomas V. Kirby
Name: Thomas V. Kirby
Title: Director, Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MainStayVP Floating Rate Fund,
a series of MainStay Funds Trust
By: NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MainStay VP Floating Rate Portfolio,
a series of MainStay VP Funds Trust
By: NYL Investors LLC,
its Subadvisor

By:	/s/ Robert F. Young
Name: Robert F. Young
Title: Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2013-1 Ltd.
By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless a Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2014-1 Ltd.
By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2015-1 Ltd.
By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name: Robert F. Young
Title:	Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

TCI-Fiatiron CLO 2016-1 Ltd.

By: TCI Capital Management LLC, its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact

By:	Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Four Points Multi-Strategy Master Fund Inc., as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒ to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Future Fund Board of Guardians, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WESPATH FUNDS TRUST, as a Lender

By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Geveran Investments Limited, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Shital Bhatt
Name: Shital Bhatt
Title: Vice President

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Government Employees Superannuation Board, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEE ATTACHED,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

PUTNAM VARIABLE TRUST, on
Behalf of its series, Putnam VT High Yield Fund
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM HIGH YIELD TRUST

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF Stitching Bewaarder Syntrus
Achmea Global High Yield Pool

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

THE PUTNAM ADVISORY
COMPANY, LLC ON BEHALF OF IG
PUTNAM US HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF STICHTING PENSIOENFONDS
VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

GREAT-WEST PUTNAM HIGH YIELD BOND FUND by Putnam Investment Management, LLC

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Counsel Fixed Income
By Putnam Investments Canada ULC

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Counsel North American High Yield Bond
By Putnam Investments Canada, ULC

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust, as a Lender
By: GSO Capital Advisors LLC, as its Investment Manager

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	M

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GuideStone Funds Flexible Income Fund, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2012-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2012-2, Ltd., as a Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2013-1 Ltd., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2013-2 LTD., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-3 Ltd, as a Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-1 Ltd, as a Lender

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-2 Ltd., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-3 Ltd, as a Lender

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hand Composite Employee Benefit Trust, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent’’) to the First Refinancing Amendment (the “Amendment ) to the First Lien Credit Agreement, dated as of August 18 2016 (as amended restated supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arizona State Retirement System
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”) among Holdings, UFC Holdings, LLC, as Borrower (the ‘Borrower’ ), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“ Original Term Loan Lender’) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert l00% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems Insurance Trust Fund
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent” ) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement; dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canada Post Corporation Registered Pension Plan
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended restated, supplemented or otherwise modified from time to time the “Credit Agreement”) among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

State Treasurer of the State of Michigan, Custodian of the Michigan
Public School Employees’ Retirement System, State Employees’
Retirement System, Michigan State Police Retirement System, and
Michigan Judges Retirement System

By: Columbia Management Investment Advisers, LLC, as
its agent,

as a Lender

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18,2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMorgan Chase 401(K) Savings Plan
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Institutional High Yield Fixed Income Private
(Master) Fund, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

High Yield Bond Fund

By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Bedrijfstakpensioenfonds voor het Schilders-, Afwerkings- en Glaszetbedrijf

By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Alaska Retirement Management Board
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Active Portfolios Multi-Manager Total Return Bond Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement’’), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lockheed Martin Corporation Master Retirement Trust

By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Raytheon Master Pension Trust
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings UFC Holdings, LLC as Borrower the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HCA Inc. Master Retirement Trust
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President – Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Teachers Retirement System Insurance Trust Fund
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President - Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Teachers Retirement System of the State of Kentucky
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President - Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lockheed Martin Corporation Defined Contribution Plans Master Trust
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President - Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Global Bond Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia High Yield Bond Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Public Employees’ Retirement System
By: Columbia Management Investment Advisers, LLC, as its agent,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President - Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Trust U.S. High Yield Bond Fund,
By: Columbia Management Investment Advisers, LLC, as its subadviser,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Vice President - Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Income Opportunities Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Variable Portfolio - Intermediate Bond Fund, a series of Columbia Funds Variable Series Trust II,

as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Variable Portfolio - Global Bond Fund, a series of Columbia Funds Variable Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Variable Portfolio - High Yield Bond Fund, a series of Columbia Funds Variable Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Variable Portfolio - Income Opportunities Fund, a series of Columbia Funds Variable Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Balanced Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Variable Portfolio - Balanced Fund, a series of Columbia Funds Variable Series Trust II, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Total Return Bond Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Kirk M. Moore
	Name:	Kirk M. Moore
	Title:	Assistant Vice President ·

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management Investment Advisers, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Health Employees Superannuation Trust Australia, as a
Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Highmark Inc., as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HMO Minnesota, as a Lender

BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HPK HY BONDS UND LOANS, as a Lender

BY: INTERNATIONALE
KAPITALANLAGEGESELLSCHAFT mbH
acting for account of HPK HY BONDS UND LOANS

Represented by: Oak Hill Advisors, L.P.
As Fund Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hull Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Feingold O’Keeffe Capital, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI Aquamarine Loan Fund, as a Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI LOAN FUND, as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ideal Monthly Income Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Indiana Public Retirement System, as a Lender

By: Oaktree Capital Management, L.P.
its: Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco BL Fund, Ltd., as a Lender

By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Dynamic Credit Opportunities Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Floating Rate Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Gemini US Loan Fund LLC, as a Lender

By: Invesco Senior Secured Management, Inc as Investment Advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Polaris US Bank Loan Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Income Trust, as a Lender

BY: Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Loan Fund, as a Lender

BY: Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

INVESCO SSL FUND LLC, as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ISL Loan Trust, as a Lender

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ISL Loan Trust II, as a Lender

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

J. Safra Sarasin Fund Management (Luxembourg) S.A. acting as management company of the JSS Senior Loan Fund, a sub-fund of JSS Special Investments FCP (SIF), as a Lender
By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jackson Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO I Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO II Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO III Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO IV Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO IX Ltd., as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO V Ltd., as a Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VI Ltd., as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VII Ltd., as a Lender

3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VIII Ltd., as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jay Park CLO Ltd., as a Lender

By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jefferson Mill CLO, Ltd., as a Lender

By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Long Short Credit Fund, a series of Jackson Variable Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Strategic Income Fund, a series of JNL Strategic Income Fund LLC, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Total Return Fund, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

John Hancock Fund II Floating Rate Income Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

John Hancock Funds II - Spectrum Income Fund, as a Lender

BY: T. Rowe Price Associates, Inc. as investment sub- advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMC Retirement Plan Brigade Bank Loan, as a Lender

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

By:	/s/ Maureen Turk
	Name:	Maureen Turk
	Title:	Bank Debt Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

( to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Tenn Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as a Lender (type name of the legal entity)

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Authorized Signatory

If a second signature is necessary:

By:	NA
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Foundation Hospitals, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Foundation Hospitals, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KAISER FOUNDATION HOSPITALS, as a Lender

BY: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Permanente Group Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Permanente Group Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KAISER PERMANENTE GROUP TRUST, as a Lender

BY: Kaiser Foundation Health Plan, Inc., as named fiduciary
By: Ares Management LLC, as portfolio manager
By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kapitalforeningen Investin Pro, US Leveraged Loans I, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager
By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems (Shenkman - Insurance Fund Account), as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems (Shenkman - Pension Account), as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien

Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Keuka Park CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager
By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR European Credit Opportunities Fund II DAC

as a Lender: KKR European Credit Opportunities Fund II DAC

Deutsche Bank AG, London Branch
on behalf of Deutsche Bank AG, Dublin Branch
as Attorney for KKR European Credit Opportunities Fund II Limited

By:	/s/ Claire A Lynch
Name: Claire A Lynch
Title:

If a second signature is necessary:

By:	/s/ Paul Berwick
Name: Paul Berwick
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR Global Credit Opportunities Master Fund L.P., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI
MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KLS Diversified Master Fund L.P., as a Lender

BY: KLS Diversified Asset Management LP, its Investment manager

By:	/s/ Sean Martin
	Name:	Sean Martin
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): KLS Diversified Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lake Loan Funding LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Global Funds plc / Legg Mason Western Asset Multi-Asset Credit Fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Partners Income Trust - Western Asset Global Strategic Income Fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Western Asset Diversified Strategic Income Fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lexington Insurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Limerock CLO II, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Limerock CLO III, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Linde Pension Plan Trust, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lloyds Bank Pension Trust (No. 1) Limited as trustee of Lloyds Bank Pension Scheme No. 1, as a Lender

BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lloyds Bank Pension Trust (No. 2) Limited as trustee of Lloyds Bank Pension Scheme No. 2, as a Lender

BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Corporate Loan Fund Inc., as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lord Abbett Bank Loan Trust, as a Lender

By: Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Los Angeles County Employees Retirement Association, as a Lender
By: Bain Capital Credit, LP, as Manager
By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

Assignment Agreement - SIGNATURE BLOCK Mackenzie North American Corporate Bond Fund By Putnam Investment Management, LLC

/s/ Kerry O’ Donnell
Name:
Title:

2

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING X, LTD., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XI, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIII, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XIV, LTD., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIX, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XV, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XVI, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XVII, LTD., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XVIII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XX, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Man GLG Select Opportunities Master LP,
as a Lender (type name of the legal entity)

By:	/s/ Richard Hanna
	Name:	Richard Hanna
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife Balanced Income Private Trust, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife Floating Rate Senior Loan Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife Investments Trust - Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife U.S. Dollar Floating Rate Income Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Manulife Yield Opportunities Fund, as a Lender

By:	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

By:
Name:
Title:

Name of Fund Manager (if any): Manulife Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Marea CLO, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mariner CLO 2016-3, Ltd. as a Lender (type name of the legal entity)

By:	/s/ David Martin
Name: David Martin
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Medical Liability Mutual Insurance Company, as a Lender

BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MERCER QIF FUND PLC – Mercer Investment Fund 1, as a Lender
By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio, as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan West Floating Rate Income Fund, as a Lender
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

Name of Fund Manager (if any): Trust Company of the West

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan West High Yield Bond Fund, as a Lender

BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Name of Fund Manager (if any): Trust Company of the West

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO II, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO III, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO IV, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO V, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Missouri Education Pension Trust, as a Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ John Gally
	Name:	John Gally
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Morgan Stanley (US)

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain Hawk I CLO, LTD., as a Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain Hawk II CLO, LTD., as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain Hawk III CLO, Ltd., as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2013-1 Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2016-1 Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO IX Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO X Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MultiMix Wholesale Diversified Fixed Interest Trust, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

National Electrical Benefit Fund, as a Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

National Union Fire Insurance Company of Pittsburgh, Pa., as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NEW MEXICO STATE INVESTMENT COUNCIL, as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Newfleet CLO 2016-1, Ltd., as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NewMark Capital Funding 2013-1 CLO Ltd., as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

By:
Name:
Title:

Name of Fund Manager (if any): Hillmark Capital Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NewMark Capital Funding 2014-2 CLO Ltd, as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

By:
Name:
Title:

Name of Fund Manager (if any): Hillmark Capital Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NN (L) Flex - Senior Loans, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nomad CLO, Ltd., as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

North End CLO, Ltd, as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Northwell Health, Inc., as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2014-2 Ltd., as a Lender

By: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE CLO 2015-1 LTD., as a Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree EIF II Series A1, Ltd., as a Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE EIF II SERIES A2, LTD., as a Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE EIF II SERIES B1, LTD., as a Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE EIF II SERIES B2, LTD., as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree EIF III Series 1, Ltd., as a Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree Enhanced Income Funding Series IV, Ltd., as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OCA INVESTMENT PARTNERS LLC, OCA OHA Credit Fund LLC, as a Lender
By: Oak Hill Advisors, L.P.
as Investment Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO IV, as a Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
	Name:	Michael Hatley
	Title:	President

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO V, as a Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
	Name:	Michael Hatley
	Title:	President

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO VI, as a Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
	Name:	Michael Hatley
	Title:	President

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

O’Connor Global Multi-Strategy Alpha Master Limited, as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 24, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 25, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 26, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 27, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XIX, Ltd., as a Lender

By:	Octagon Credit Investors, LLC as collateral manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVI, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVII, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVIII, Ltd., as a Lender

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XX, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXI, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXII, Ltd, as a Lender

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXIII, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Loan Funding, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS IX, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS VII, LTD., as a Lender

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS VIII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS X, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XI, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS XII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XIII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund (Parallel), L.P., as a Lender
By: OHA Diversified Credit Strategies GenPar LLC, Its General Partner

By: OHA Global GenPar, LLC Its Managing member By: OHA Global MGP, LLC Its Managing member

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund Master, L.P., as a Lender BY: OHA Diversified Credit Strategies GenPar LLC, its General Partner
OHA Diversified Credit Strategies MGP, LLC, its managing member

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P., as a Lender

By: OHA Diversified Credit Strategies Fund (Parallel

II) GenPar, LLC, Its General Partner

By: OHA Global GenPar, LLC, Its Managing member

By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Tractor Master Fund, L.P., as a Lender

By: OHA Diversified Credit Strategies Tractor Fund

GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Finlandia Credit Fund, as a Lender

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2012-1, LTD., as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-2, LTD., as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2014-1, LLC, as a Lender BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2015-1, LTD, as a Lender BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Loan Funding 2016-1, Ltd., as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA S.C.A., SICAV-SIF, as a Lender represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND, as a Lender By : AELIS X Management, L.P., its investment counsel By : AELIS X Management GP, LLC, its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oregon Public Employees Retirement Fund, as a Lender BY: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oregon Public Employees Retirement Fund, as a Lender

By:	/s/Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM Funding, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM Funding V, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VI, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VII, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VIII, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM IX, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XI, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XII, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XIII, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XIV, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XV, Ltd., as a Lender By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pacific Asset Management Bank Loan Fund L.P., as a Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pacific Asset Management Senior Loan Fund, as a Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager.

By:	/s/Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PACIFIC FUNDS FLOATING RATE INCOME, as a Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO, as a Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2015-1, Ltd., as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pinnacle Park CLO, Ltd, as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PK-SSL Investment Fund Limited Partnership, as a Lender BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PLUTUS LOAN FUNDING LLC, as a Lender By: Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Post Senior Loan Master Fund, L.P., as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Jeffrey Stroll
	Name:	Jeffrey Stroll
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Protective Insurance Company, as a Lender

By:	/s/ Sean Martin
	Name:	Sean Martin
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): KLS Diversified Asset Managment

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Providence Health & Services Investment Trust (Bank Loans Portfolio), as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ouantum Partners LP, as a Lender (type name of the legal entity) By: QP GP LLC, its General Partner

By:	/s/ Thomas O’Grady
	Name:	Thomas O’Grady
	Title:	Attorney-in-Fact

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Soros Fund Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point IX CLO, Limited, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point VIII CLO, Limited, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point X CLO, Limited, as a Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund, as a Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Recette CLO, Ltd., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance Floating Rate Income Fund, as a Lender BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Lender By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Riserva CLO, Ltd, as a Lender By: Invesco RR Fund L.P. as Collateral Manager By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Global Opportunistic Credit Fund, as a Lender BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Multi-Strategy Income Fund, as a Lender THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Unconstrained Total Return Fund, as a Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

San Francisco City and County Employees’ Retirement System, as a Lender By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SC Pro Loan VII LTD - CVC, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Schlumberger Group Trust, as a Lender By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND, as a Lender BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

IBM 40l(K) PLUS PLAN, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI INSTITUTIONAL MANAGED TRUST - HIGH YIELD BOND FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI INSTITUTIONAL INVESTMENTS TRUST- HIGH YIELD BOND FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

U.S. HIGH YIELD BOND FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NCR PENSION TRUST, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NORTHROP GRUMMAN PENSION MASTER TRUST, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMINGLED PENSION TRUST FUND (CORPORATE HIGH YIELD) OF JPMORGAN CHASE BANK, N.A., as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARIZONA STATE RETIREMENT SYSTEM, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN TRUST I - JPMORGAN TOTAL RETURN FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN TRUST I-JPMORGAN TAX AWARE INCOME OPPORTUNITIES FUND, as a Lender (type name of the legal entity)

By:	/s/ Jorge Reyes
	Name:	Jorge Reyes
	Title:	Associate - JP Morgan Investment Management

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Commingred Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, NA.,
as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GIM Specialist Investment Funds - GIM Multi Sector Credit Fund
as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMorgan Flexible Credit Long Short Fund
as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMorgan Floating Rate Income Fund as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMorgan Short Duration High Yield Fund as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Senior Secured Loan Fund, The Initial Series Trust of GIM Trust 2
as a Lender (type name of the legal entity)

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Seix Multi-Sector Absolute Return Fund L.P., as a Lender By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Seneca Park CLO, Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Senior Debt Portfolio, as a Lender BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sentry Insurance a Mutual Company, as a Lender BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shenkman Floating Rate High Income Fund, as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sheridan Square CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO IX, Ltd., as a Lender

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO V, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VI, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VII, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VIII, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO X, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XI, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL, as a Lender
By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: State Street DoubleLine Total Return Tactical Portfolio, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stewart Park CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Jeffrey Stroll
	Name:	Jeffrey Stroll
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STICHTING PHILIPS PENSIOENFOND, as a Lender

BY: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sudbury Mill CLO, Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sumitomo Mitsui Trust Bank, Limited, New York Branch,

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Head of Documentation Americas

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SunAmerica Income Funds - SunAmerica Flexible Credit Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sunsuper Pooled Superannuation Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Suzuka INKA, as a Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Pro Loan III PLC - CVC, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Pro Loan V PLC - CVC, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Pro Loan VIII PLC - CVC, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Funds Series II SICAV, as a Lender

By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TCI-Cent CLO 2016-1 Ltd., as a Lender

By: TCI Capital Management LLC As Collateral Manager

By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Teachers’ Retirement System of the State of Kentucky, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as a Lender

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Texas PrePaid Higher Education Tuition Board, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Thacher Park CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The City of New York Group Trust, as a Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE CITY OF NEW YORK GROUP TRUST, as a Lender

BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, as a Lender

By: Oak Hill Advisors, L.P. as Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The United States Life Insurance Company In the City of New York, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Variable Annuity Life Insurance Company, as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Zweig Fund, Inc., as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL CREDIT WIND RIVER 2013-1 CLO LTD., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2013-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-1 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-2 CLO Ltd., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-3 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2015-1 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2015-2 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2016-1 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO I, Ltd., as a Lender

by: TICP CLO I Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO II, Ltd., as a Lender

by: TICP CLO II Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO III, Ltd., as a Lender

by: TICP CLO III Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO IV Ltd, as a Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO V 2016-1, Ltd., as a Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO VI 2016-2, Ltd., as a Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): TPG Special Situations Partners

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TRALEE CLO III, LTD., as a Lender

By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Par-Four Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Treman Park CLO, Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: Trustees of the Estate of Bernice Pauahi Bishop dba Kamehameha Schools, as a Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Tryon Park CLO Ltd., as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UNISUPER, as a Lender

By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

United Services Protection Corp.,
as a Lender (type name of the legal entity)

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Upland CLO, Ltd., as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
	Name:	Egan, Kevin
	Title:	Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VantageTrust, as a Lender

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XII CLO, Limited, as a Lender

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XIII CLO, Limited, as a Lender

BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XIV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XIX CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XVI CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XVII CLO Limited, as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XVIII CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XX CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXI CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXII CLO Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXIV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXV CLO Limited, as a Lender

By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO V, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virginia College Savings Plan, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Managr

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus GF Multi-Sector Short Duration Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Global Dividend & Income Fund, Inc., as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Global Multi Sector Income Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus High Yield Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Multi-Sector Short Term Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Newfleet Multi-Sector Unconstrained Bond ETF, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Strategic Allocation Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Strategic Income Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Tactical Allocation Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Total Return Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2012-4, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2013-1, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2013-2, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2013-3, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2014-1, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2014-2, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2014-3, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2014-4, Ltd., as a Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2015-1, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2015-2, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2015-3, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2016-1, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2016-2, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2016-3, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya CLO 2016-4, Ltd., as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya Floating Rate Fund, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya Prime Rate Trust, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya Senior Income Fund, as a Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Voya Strategic Income Opportunities Fund, as a Lender

By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VVIT: Virtus Multi-Sector Fixed Income Series, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VVIT: Virtus Strategic Allocation Series, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Washington Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND), as a Lender

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

By:	/s/ Annette Okumu
	Name:	Annette Okumu
	Title:	Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Webster Park CLO, Ltd, as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2016-2, Ltd., as a Lender

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wells Fargo Bank, National Association, as a Lender (type name of the legal entity)

By:	/s/ Jeff Graci
	Name:	Jeff Graci
	Title:	Managing Director

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Westcott Park CLO, Ltd., as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Bank Loan (Multi-Currency) Master Fund, as a Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Bank Loan (Offshore) Fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Floating Rate High Income Fund, LLC, as a Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan Series Fund - Western Asset Management Strategic Bond Opportunities Portfolio, as a Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Multi-Asset Credit Portfolio Master Fund, Ltd., as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Short Duration High Income fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset U.S. Bank Loan (Offshore) Fund, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WhiteHorse VI, Ltd.,
as a Lender (type name of the legal entity)

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

By:	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

William Barron Hilton Charitable Remainder Unitrust, as a Lender

By:	/s/ Heydi Lu
	Name:	Heydi Lu
	Title:	Authorized SIgnor

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - Fixed Interest Trust No. 7, as a Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - High Yield Fixed Interest Trust, as a Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): OakTree Capital

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

XL RE Europe SE, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-1 Ltd., as a Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-2 Ltd., as a Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-3 Ltd., as a Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized signatory

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Z Capital Credit Partners CLO 2015-1 Ltd., as a Lender (type name of the legal entity)

By; Z Capital CLO Management L.L.C., its Portfolio Manager

By: Z Capital Group L.L.C., its Managing Member

By: James J. Zenni Jr., its President and CEO

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to First Refinancing Amendment